Third Quarter 2006 Earnings Conference Call October 25, 2006

Safe Harbor
Contents
3rd Quarter Results Overview
Key Financial Statistics
Business Segment
Capital Expenditures
Cash Flow
Debt to Equity Ratio
Contents
Asset Management Update
Contents
Earnings Outlook
Appendix
Fleet Management Solutions (FMS)
Supply Chain Solutions (SCS)
Dedicated Contract Carriage (DCC)
Central Support Services (CSS)
Balance Sheet
Asset Management Update (a)
Financial Indicators Forecast (1)
Assets Under Management (a)
Non-GAAP Financial Measures
EPS and Net Earnings Reconciliation
Adjusted Return on Capital Reconciliation
Cash Flow Reconciliation
Debt to Equity Reconciliation

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our FMS business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals particularly with respect to pension, taxes and revenue, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

3rd Quarter Results Overview Earnings per diluted share were $1.06, up 8% from $0.98 in 3Q05 3Q06 includes $0.06 related to pension accounting charge Comparable earnings per diluted share were $1.12, up 14% from $0.98 in 3Q05 Total revenue up 9% and operating revenue up 7% reflecting growth in all business segments Fleet Management Solutions (FMS) total revenue up 5% and operating revenue up 3% vs. prior year Full service lease revenue increased 4% Contract maintenance revenue up 10% Commercial rental revenue down 1% FMS net before tax earnings (NBT) up 1% FMS NBT percent of operating revenue down 30 basis points to 13.8% FMS earnings positively impacted by improved lease and contract maintenance results, partially offset by higher sales & marketing and other compensation-related costs

3rd Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 19% (and operating revenue up 18%) vs. prior year, reflecting higher volumes, new / expanded business and increased managed subcontracted transportation SCS net before tax earnings (NBT) up 54% SCS NBT percent of operating revenue up 130 basis points to 5.5% SCS earnings positively impacted by higher volumes, and new and expanded business Dedicated Contract Carriage (DCC) total revenue up 5% (and operating revenue up 5%) vs. prior year; increase due to new and expanded business as well as higher fuel costs passed through to customers DCC net before tax earnings (NBT) up 27% DCC NBT percent of operating revenue up 150 basis points to 8.3% DCC earnings positively impacted by revenue growth from new and expanded business as well as lower safety costs

Key Financial Statistics Third Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Business Segment Third Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and the pension charge; however, the applicable portion of the restructuring and other (charges)/recoveries, net and the pension charge that related to each segment was as follows: FMS - ($6.0) and $0.4 in 2006 and 2005, respectively. ($ Millions)

Business Segment Year-to-Date ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and the pension charge; however, the applicable portion of the restructuring and other (charges)/recoveries, net and the pension charge that related to each segment was as follows : FMS - ($5.9) and SCS - $0.1 in 2006 and FMS - $0.5 and SCS - $0.1 in 2005.

Capital Expenditures Year-to-Date ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $221 million as of 9/30/06 and 12/31/05, and $189 million as of 9/30/05. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Third Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update Note: U.S. only The overall number of used vehicles sold in the third quarter was 4,952; down 4% compared with prior year Retail vehicles sold were down 2% vs. prior year period Retail sales proceeds per unit were up 7% on tractors and down 4% on trucks in the third quarter compared with prior year Vehicles no longer earning revenue are 5,702; down 1,527 or 21% vs. prior year driven primarily by a lower used truck center inventory 3,393 of these units are held for sale at the used truck centers Commercial rental fleet is flat year-over-year and down 3% from planned fleet levels

Contents Third Quarter 2006 Results Overview Asset Management Update Earnings Outlook Q & A

Earnings Outlook ($ Earnings Per Share) Our full year 2006 earnings forecast, including the tax changes and pension charge, is now $4.01 to $4.06 per share. Current quarterly forecast for EPS is as follows:

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Third Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Central Support Services (CSS) Third Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements YTD01 3875 2026 5409 1172 YTD02 4412 3950 4914 837 YTD03 3810 3184 3800 723 YTD04 3890 2179 3631 1090 YTD05 3071 2863 3436 1202 YTD06 2819 3020 2819 1142 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. ($ Millions) Free Cash Flow 1054 835 949 1078 1263 1183 1398 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Gross Capital Expenditures Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1334 1683 PP&E/Other 125 127 129 46 60 77 100 $1,289 $600 $725 $1,165 $657 $1,411 $1,783 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Memo: Free Cash Flow (2) 131 367 260 140 (231)(3) (300) (270) PP&E/Other Total Obligations to Equity Ratio (2) 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 7,900 7,030 275% 201% 146% 129% 234% 151% 159% Total Obligations (2) Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2006.

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non- GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of tax benefits recognized through September 30, 2006 and 2005. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Prior year has been restated to conform with current year presentation ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)